UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2004


                       ALLIANCE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-22594
                            (Commission File Number)

           Delaware                                         77-0057842
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
       of incorporation)


                              2575 Augustine Drive
                       Santa Clara, California 95054-2914
             (Address of principal executive offices, with zip code)

                                 (408) 855-4900
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 7, 2004, Alliance Semiconductor Corporation issued a press release revising its revenue outlook for the second fiscal quarter of 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release, dated October 7, 2004, entitled "Alliance Semiconductor Adjusts Fiscal Second Quarter Guidance."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALLIANCE SEMICONDUCTOR CORPORATION



Date: October 7, 2004                By: /s/ N. Damodar Reddy
                                         --------------------
                                         N. Damodar Reddy
                                         Chairman of the Board, President, Chief
                                         Executive Officer